FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 25, 2010

CST HOLDING CORP.
(Exact Name of Small Business Issuer as specified in its charter)
formerly known as
WHISTLEPIG ENTERPRISES, INC.

Colorado	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7060 B. South Tucson Way, Centennial, Colorado 80112
 (Address of principal executive offices including zip code)

303-617-8919
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to CST Holding Corp., formerly known as WhistlePig Enterprises, Inc., and its wholly-owned subsidiary, CST Oil & Gas Corporation.

Item 5.02 Election of Director

We have elected Michael Thomsen as a Director of CST Holding Corp. He already serves as our Executive Vice President and Secretary.

Item 5.03 Amendment to Articles of Incorporation

On January 25, 2010, we changed the name of our company to CST Holding Corp. by filing Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

2.1*	Share Exchange Agreement dated September 30, 2009

3.1 **	Articles of Incorporation

3.2 **	Bylaws

3.3	Articles of Amendment dated January 25, 2010

10.1*	Drilling Rig Contract

23.1*	Consent of Ron Chadwick, PC, independent registered public accountant.

    * Previously filed with Form 8-K, September 30, 2009.

    ** Previously filed with Form SB-2 Registration Statement, January 24, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CST Holding Corp., formerly known as WhistlePig Enterprises, Inc.

Dated: January 25, 2010	By: Name:	/s/ Christine Tedesco Christine Tedesco
	Title:	President, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)